Exhibit 99.2  Unaudited Supplemental Financial Information

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                                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (dollar amounts in thousands, except per share amounts)
                                                               UNAUDITED


                                                    Thirteen weeks ended                         Fifty-two weeks ended
                                          ----------------------------------------      -----------------------------------------
                                              Jan. 31, 2004          Feb. 1, 2003            Jan. 31, 2004          Feb. 1, 2003
                                          ------------------   -------------------      -------------------   -------------------
                                                           %                     %                        %                     %
                                             Amount    Sales       Amount    Sales          Amount    Sales      Amount     Sales
---------------------------------------------------------------------------------------------------------------------------------
Merchandise Sales                         $ 430,914     81.4    $ 372,269     79.9      $1,728,386     81.0   $1,697,628     80.9
Service Revenue                              98,725     18.6       93,923     20.1         405,884     19.0      400,149     19.1
---------------------------------------------------------------------------------------------------------------------------------
Total Revenues                              529,639    100.0      466,192    100.0       2,134,270    100.0    2,097,777    100.0
---------------------------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                  301,033     69.9      261,918     70.4       1,238,147     71.6    1,183,138     69.7
Costs of Service Revenue                     77,394     78.4       70,157     74.7         309,380     76.2      298,093     74.5
---------------------------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                     378,427     71.4      332,075     71.2       1,547,527     72.5    1,481,231     70.6
---------------------------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales         129,881     30.1      110,351     29.6         490,239     28.4      514,490     30.3
Gross Profit from Service Revenue            21,331     21.6       23,766     25.3          96,504     23.8      102,056     25.5
---------------------------------------------------------------------------------------------------------------------------------
Total Gross Profit                          151,212     28.5      134,117     28.8         586,743     27.5      616,546     29.4
---------------------------------------------------------------------------------------------------------------------------------
Selling, General and Administrative
 Expenses                                   148,974     28.1      125,734     27.0         569,834     26.7      504,163     24.0
---------------------------------------------------------------------------------------------------------------------------------
Operating Profit                              2,238      0.4        8,383      1.8          16,909      0.8      112,383      5.4
Non-operating Income                            652      0.1          399      0.1           3,339      0.2        3,097      0.1
Interest Expense                              8,992      1.7       11,361      2.4          38,255      1.8       47,237      2.3
---------------------------------------------------------------------------------------------------------------------------------
(Loss) Earnings from Continuing
 Operations Before Income Taxes
 and Cumulative Effect of Change
 in Accounting Principle                     (6,102)    (1.2)      (2,579)    (0.5)        (18,007)    (0.8)      68,243      3.2

Income Tax (Benefit) Expense                 (2,203)    36.1         (953)    37.0          (6,608)    36.7       25,251     37.0
---------------------------------------------------------------------------------------------------------------------------------
Net (Loss) Earnings from Continuing
 Operations Before Cumulative Effect of
 Change in Accounting Principle              (3,899)    (0.7)      (1,626)    (0.4)        (11,399)    (0.5)      42,992      2.0

Net Earnings (Loss) from Discontinued
 Operations, Net of Tax                       2,651      0.5         (208)     0.0         (18,263)    (0.9)         808      0.1

Cumulative Effect of Change in
 Accounting Principle, Net of Tax                 -      0.0            -      0.0          (2,484)    (0.1)           -      0.0
---------------------------------------------------------------------------------------------------------------------------------
Net (Loss) Earnings                          (1,248)    (0.2)      (1,834)    (0.4)        (32,146)    (1.5)      43,800      2.1

Retained Earnings, beginning of period      580,518               636,609                  630,847               601,944
Cash Dividends                               (3,561)               (3,484)                 (14,089)              (13,911)
Effect of Stock Options and Related
 Tax Benefits                                 2,084                  (279)                  (6,499)                 (632)
Dividend Reinvestment Plan                        -                  (165)                    (320)                 (354)
---------------------------------------------------------------------------------------------------------------------------------
Retained Earnings, end of period          $ 577,793             $ 630,847               $  577,793            $  630,847
---------------------------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings per Share:
 Net (Loss) Earnings From Continuing
  Operations Before Cumulative Effect
  of Change in Accounting Principle       $   (0.07)            $   (0.03)              $    (0.22)           $     0.83

 Net Earnings (Loss) From Discontinued
  Operations, Net of Tax                       0.05                 (0.01)                   (0.35)                 0.02

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                -                     -                    (0.05)                    -
---------------------------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings per Share           $   (0.02)            $   (0.04)              $    (0.62)           $     0.85
---------------------------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings per Share:
 Net (Loss) Earnings From Continuing
  Operations Before Cumulative Effect
  of Change in Accounting Principle       $   (0.07)            $   (0.03)              $    (0.22)           $     0.80

 Net Earnings (Loss) From Discontinued
  Operations, Net of Tax                       0.05                 (0.01)                   (0.35)                 0.02

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                -                     -                    (0.05)                    -
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) per Share         $   (0.02)            $   (0.04)              $    (0.62)           $     0.82
---------------------------------------------------------------------------------------------------------------------------------
Cash Dividends Per Share                  $  0.0675             $  0.0675               $    .2700            $    .2700
---------------------------------------------------------------------------------------------------------------------------------
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                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                                 UNAUDITED

                                                                     Jan. 31, 2004       Feb. 1, 2003*
-----------------------------------------------------------------------------------------------------

ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   60,984          $   42,770
   Accounts receivable, net                                               30,562              17,916
   Merchandise inventories                                               553,562             488,882
   Prepaid expenses                                                       39,480              43,746
   Deferred income taxes                                                  20,826              13,723
   Other                                                                  81,096              56,687
   Assets held for disposal                                               16,929               1,146
-----------------------------------------------------------------------------------------------------
      Total Current Assets                                               803,439             664,870
-----------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  263,907             264,101
   Buildings and improvements                                            899,114             890,898
   Furniture, fixtures and equipment                                     586,607             580,746
   Construction in progress                                               12,800              19,450
-----------------------------------------------------------------------------------------------------
                                                                       1,762,428           1,755,195
   Less accumulated depreciation and amortization                        776,242             724,709
-----------------------------------------------------------------------------------------------------
      Property and Equipment - net                                       986,186           1,030,486
-----------------------------------------------------------------------------------------------------
 Other                                                                    51,398              47,003
 Assets from Discontinued Operations                                           -              57,551
-----------------------------------------------------------------------------------------------------
      Total Assets                                                    $1,841,023          $1,799,910
-----------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  342,584          $  200,053
   Accrued expenses                                                      267,565             232,255
   Current maturities of long-term debt and obligations
     under capital leases                                                117,063             101,882
-----------------------------------------------------------------------------------------------------
      Total Current Liabilities                                          727,212             534,190
-----------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               258,016             375,577
 Convertible long-term debt                                              150,000             150,000
 Other long-term liabilities                                              28,802              25,156
 Deferred income taxes                                                    57,492              60,663
 Deferred gain on sale leaseback                                           3,907               4,332
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 63,910,577 shares              63,911              63,911
   Additional paid-in capital                                            177,317             177,244
   Retained earnings                                                     577,793             630,847
   Accumulated other comprehensive loss                                      (15)               (151)
-----------------------------------------------------------------------------------------------------
                                                                         819,006             871,851

   Less cost of shares in treasury - 8,928,159 shares and
     10,070,729 shares                                                   144,148             162,595
   Less cost of shares in benefits trust - 2,195,270 shares               59,264              59,264
-----------------------------------------------------------------------------------------------------
      Total Stockholders' Equity                                         615,594             649,992
-----------------------------------------------------------------------------------------------------
      Total Liabilities and Stockholders' Equity                      $1,841,023          $1,799,910
-----------------------------------------------------------------------------------------------------
* Taken from the audited financial statements at February 1, 2003.

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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Fifty-two Weeks Ended                                                         Jan. 31, 2004       Feb. 1, 2003
----------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
     Net (loss) earnings                                                       $  (32,146)           $  43,800
     Net (loss) earnings from discontinued operations                             (18,263)                 808
----------------------------------------------------------------------------------------------------------------
     Net (loss) earnings from continuing operations                               (13,883)              42,992
     Adjustments to Reconcile Net (Loss) Earnings From Continuing
        Operations to Net Cash Provided by Continuing Operations:
         Depreciation and amortization                                             69,611               75,933
         Cumulative effect of change in accounting principle, net of tax            2,484                    -
         Accretion of asset disposal obligation                                       163                    -
         Deferred income taxes                                                    (10,353)              (1,176)
         Deferred gain on sale lease back                                            (425)                (112)
         Loss on assets held for disposal                                               -                  826
         Loss on asset impairments                                                 15,285                    -
         Loss (gain) from sale of assets                                              162               (1,909)
     Changes in Operating Assets and Liabilities:
         Increase in accounts receivable, prepaid expenses and other              (22,052)             (13,031)
        (Increase) decrease in merchandise inventories                            (64,680)              30,591
         Increase (decrease) in accounts payable                                  142,531              (16,032)
         Increase in accrued expenses                                              27,180               14,145
         Increase in other long-term liabilities                                    3,646                1,276
----------------------------------------------------------------------------------------------------------------
     Net Cash provided by continuing operations                                   149,669              133,503
     Net Cash provided by discontinued operations                                   2,401                4,897
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                         152,070              138,400
----------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
     Capital expenditures from continuing operations                              (43,262)             (41,889)
     Capital expenditures from discontinued operations                                  -               (2,022)
     Proceeds from sales of assets                                                  3,316                2,636
     Proceeds from sales of assets held for disposal                               13,214                8,422
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                             (26,732)             (32,853)
----------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net payments under line of credit agreements                                    (497)             (70,295)
     Repayment of life insurance policy loan                                            -              (20,686)
     Payments for finance issuance costs                                           (2,356)                   -
     Payments on capital lease obligations                                           (700)                (642)
     Reduction of long-term debt                                                 (101,183)            (121,938)
     Net proceeds from issuance of notes                                               -               146,250
     Dividends paid                                                               (14,089)             (13,911)
     Proceeds from exercise of stock options                                       10,483                1,139
     Proceeds from dividend reinvestment plan                                       1,218                1,325
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Financing Activities                                            (107,124)             (78,758)
----------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                               18,214               26,789
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at Beginning of Period                                   42,770               15,981
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                                     $   60,984            $  42,770
----------------------------------------------------------------------------------------------------------------
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for:
 Income taxes                                                                  $    6,553            $  22,856
 Interest, net of amounts capitalized                                              35,048               44,840
Non-cash financing activities:
 Equipment Capital Leases                                                      $        -            $   1,301
----------------------------------------------------------------------------------------------------------------

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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended                   Fifty-two weeks ended
                                                        -----------------------------------    ----------------------------------
                                                         Jan. 31, 2004        Feb. 1, 2003      Jan. 31, 2004        Feb. 1, 2003
                                                        --------------      ---------------    --------------        ------------
(a)  Net (loss) earnings from continuing operations
      before cumulative effect of change in
      accounting principle                                   $ (3,899)            $ (1,626)      $   (11,399)          $   42,992

     Adjustment for interest on convertible senior
       notes, net of income tax effect                              _                    -                 -                2,807
---------------------------------------------------------------------------------------------------------------------------------
(b)  Adjusted net (loss) earnings from continuing
       operations before cumulative effect
       of change in accounting principle                     $ (3,899)            $ (1,626)      $   (11,399)          $   45,799
---------------------------------------------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                           52,736               51,598            52,185               51,517

     Common shares assumed issued upon conversion of
       convertible senior notes                                     -                    -                 -                4,729

     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                      -                    -                 -                  953
---------------------------------------------------------------------------------------------------------------------------------
(d)  Average number of common shares assumed
       outstanding during period                               52,736               51,598            52,185               57,199
---------------------------------------------------------------------------------------------------------------------------------

     Basic (Loss) Earnings per Share:

     Net (Loss) Earnings From Continuing operations
       Before Cumulative Effect of Change in
       Accounting Principle (a/c)                            $  (0.07)            $  (0.03)        $   (0.22)         $      0.83

     Net Earnings (Loss) From Discontinued
       Operations, Net of Tax                                    0.05                (0.01)            (0.35)                0.02

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                             -                    -             (0.05)                   -
---------------------------------------------------------------------------------------------------------------------------------
     Basic (Loss) Earnings per Share                         $  (0.02)            $  (0.04)        $   (0.62)         $      0.85
---------------------------------------------------------------------------------------------------------------------------------

     Diluted (Loss) Earnings per Share:

     Net (Loss) Earnings From Continuing Operations
        Before Cumulative Effect of Change in
        Accounting Principle (b/d)                           $  (0.07)            $  (0.03)        $   (0.22)         $      0.80

     Net Earnings (Loss) From Discontinued
        Operations, Net of Tax                                   0.05                (0.01)            (0.35)                0.02

     Cumulative Effect of Change in
        Accounting Principle, Net of Tax                            -                    -             (0.05)                   -
---------------------------------------------------------------------------------------------------------------------------------
     Diluted (Loss) Earnings per Share                       $  (0.02)            $  (0.04)       $    (0.62)         $      0.82
---------------------------------------------------------------------------------------------------------------------------------

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                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended                     Fifty-two weeks ended
                                                  ------------------------------------      ------------------------------------
                                                    Jan. 31, 2004         Feb. 1, 2003        Jan. 31, 2004         Feb. 1, 2003
                                                  ---------------      ---------------      ---------------      ---------------
 Capital expenditures                              $       10,583       $       21,042       $       43,262      $        43,911

 Depreciation and amortization                     $       17,053       $       18,384       $       69,611      $        75,933

 Non-operating income:
     Net rental revenue                            $          552       $          714       $        2,729      $         2,648
     Investment income                                        112                  114                  497                  826
     Other (Expense) Income                                   (12)                (429)                 113                 (377)
                                                   --------------       --------------      ---------------      ---------------
                  Total                            $          652       $          399       $        3,339      $         3,097
                                                   ==============       ==============      ===============      ===============

 Comparable store sales percentages:
     Merchandise                                             15.9%                (6.5)%                1.7%                (0.7)%
     Service                                                  5.1                  0.7                  1.3                 (0.9)
     Total                                                   13.7                 (5.2)                 1.6                 (0.7)


Total square feet of retail
 space (including service centers)                                                               12,206,785           12,866,929

Charges relating to Corporate Restructuring are included in:

     Costs of Merchandise Sales                    $            -       $         (266)      $       27,111      $         2,014
     Costs of Service Revenue                                   -                  188                  823                  491
     Selling, General & Administrative Expenses                 -                   10                6,134                   24
                                                   --------------       ---------------      ---------------     ----------------
           Total pretax charges                                 -                  (68)              34,068                2,529
           Income tax (benefit) expense                         -                   25              (12,503)                (936)
                                                   --------------       ---------------      ---------------     ----------------
           Subtotal charges, net of tax            $            -       $          (43)      $       21,565      $         1,593
                                                   ==============       ===============      ===============     ================

Charges relating to other actions
are included in:

     Costs of Merchandise Sales                    $            -       $            -       $        2,947      $             -
     Costs of Service Revenue                                   -                    -                2,455                    -
     Selling, General & Administrative Expenses            15,953                5,312               50,260                5,312
                                                   ---------------      ---------------      ---------------     ----------------
           Total pretax charges                            15,953                5,312               55,662                5,312
           Income tax (benefit) expense                    (5,758)              (1,965)             (20,428)              (1,965)
                                                   ---------------      ---------------      ---------------     ----------------
           Subtotal charges, net of tax            $       10,195       $        3,347       $       35,234      $         3,347
                                                   ===============      ===============      ===============     ================

Revenues and Gross Profit by Line of Business (A):


     Retail Revenues                               $       307,510      $      254,768       $    1,195,757      $     1,163,808
     Service Center Revenues                               222,129             211,424              938,513              933,969
                                                   ---------------      --------------       --------------      ---------------
           Total Revenues                          $       529,639      $      466,192       $    2,134,270      $     2,097,777
                                                   ===============      ==============       ==============      ===============
     Gross Profit from Retail Revenues             $        86,763      $       69,517       $      310,688      $       327,852
     Gross Profit from Service Center Revenues              64,449              64,600              276,055              288,694
                                                   ---------------      --------------       --------------      ---------------
           Total Gross Profit                      $       151,212      $      134,117       $      586,743      $       616,546
                                                   ===============      ==============       ==============      ===============

(A) Retail Revenues include revenues from DIY and Commercial sales.  Service Center Revenues include revenues from labor and installed parts and tires.

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